                                                                   EXHIBIT 10.13


             ASSET PURCHASE AND ASSUMPTION OF LIABILITIES AGREEMENT

                                 BY AND BETWEEN

                              CONCRETE MEDIA, INC.

                                       AND

                                 GIRLS ON, INC.

                                JANUARY 29, 1999

                                                                   EXHIBIT 10.13


         This ASSET PURCHASE AND ASSUMPTION OF LIABILITIES AGREEMENT (this "Agreement") is entered into this 29th day of January, 1999, by and between CONCRETE MEDIA, INC., a Delaware corporation ("CMI"), and GIRLS ON, INC., a Delaware corporation ("Girls On").

         WHEREAS, CMI now desires to sell and transfer to Girls On all of the assets as listed on the attached Exhibit 1.01 (the "Assets"); and

         WHEREAS, Girls On desires to purchase and acquire the Assets and desires to become liable for paying, performing and discharging the liabilities and obligations arising out of or relating to the Girls On business services (the "Girls On Business") as previously conducted by CMI or arising out of or relating to the Assets, of whatever kind or nature, whether contingent or absolute, whether known or unknown, whether arising prior to or on or after January 29, 1999, including without limitation, those listed on Exhibit 1.02 and all of the foregoing liabilities and obligations described in this Agreement (the "Liabilities").

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                           TRANSFER AND SALE OF ASSETS

         SECTION 1.01 Transfer and Sale of the Assets. On the terms and subject to the conditions of this Agreement, CMI agrees to sell, convey, transfer, assign and deliver to Girls On, and Girls On agrees to receive from CMI on January 29, 1999, the Assets pursuant to a Bill of Sale in the form of Exhibit
1.03 attached hereto.

         SECTION 1.02 Consideration for the Assets. The aggregate consideration to be paid by Girls On for the Assets shall be the Purchase Price plus the assumption of the Liabilities. In the event that the Girls On Business is sold to a third party during the 12-month period, commencing on the Closing Date (as defined below) (the "Earnout Period"), Girls On shall pay CMI a percentage of the net proceeds from such sale (the "Purchase Price") as set forth below. In the event:

            (i) a third party closes the purchase of Girls On on or before three months after the Closing Date, Girls On shall pay CMI thirty five (35) percent of the net proceeds that Girls On receives from such sale;

           (ii) a third party closes the purchase of Girls On between three months and six months after the Closing Date, Girls On shall pay CMI thirty (30) percent of the net proceeds that Girls On receives from such sale;

          (iii) a third party closes the purchase of Girls On between six months and nine months after the Closing Date, Girls On shall pay CMI twenty five (25) percent of the net proceeds that Girls On receives from such sale; or

          (iv) a third party closes the purchase of Girls On between nine months and twelve months after the Closing Date, Girls On shall pay CMI twenty (20) percent of the net proceeds that Girls On receives from such sale;

For any sale after the expiration of the Earnout Period, Girls On's obligation to pay CMI a percentage of the net proceeds from the sale of Girls On Business shall terminate and CMI hereby agrees that it shall not be entitled to a percentage of the net proceeds from the sale of Girls On Business after the Earnout Period. For purposes hereof, (i) a sale of an interest in Girls On shall not be considered a sale of Girls On Business; and (ii) in the event that the proceeds of the sale of Girls On is received in more than one kind of consideration (such as cash, notes, and/or equity interests in a third party) the proceeds payable to CMI shall be paid in the same kinds and proportions and at the same time(s) as are received by Girls On or its shareholders in the transaction. The closing of the transactions contemplated hereby (the "Closing") shall take place at 10:00 a.m., eastern standard time, on January 29, 1999 (or if the conditions to the Closing shall not have been satisfied or waived by such date then as soon as practicable thereafter (the "Closing Date").

         SECTION 1.03 Assumption of Liabilities and Covenant to Satisfy all liabilities. As of the close of business on January 29, 1999, Girls On shall assume and satisfy, discharge and be liable for paying, performing and discharging the Liabilities.

         Notwithstanding the provisions of this Agreement or any exhibit hereto, Girls On shall assume any and all liabilities, obligations or commitments with respect to the Girls On Business or the Assets, of any nature whatsoever, whether known or unknown, contingent or otherwise, including, but not limited to, any such liabilities, obligations or commitments to any affiliate of CMI or any other third party from the beginning of time to the date hereof.

         SECTION 1.04 Girls On Indemnification of CMI. Girls On, by its officers and directors, covenants and agrees to defend, indemnify and hold harmless CMI, its stockholders, officers, directors, employees, agents, advisers, representatives and affiliates of CMI (collectively, the "CMI Indemnitees") from and against, and shall pay or reimburse CMI Indemnitees for, any and all actions, causes of actions, suits, debts, losses, charges, complaints, claims, liabilities, obligations, promises, agreements, controversies, damages, and expenses (including attorney fees and costs actually incurred), of any nature whatsoever, in law or equity (collectively "Claims"), which arise out of or are related to (i) the conduct of the Girls On Business or (ii) the Assets, regardless of whether known or unknown or incurred before or after the date of this Agreement.

         SECTION 1.05 Further Assurances. At any time and from time to time after January 29, 1999 at the request of any party hereto and without further consideration CMI and Girls On shall execute and deliver such other instruments of sale, transfer, conveyance, assignment and confirmation as may be reasonably requested in order more effectively to sell, transfer, convey and assign to Girls On and to confirm Girls On's title to the Assets and Girls On's obligations with respect to the Liabilities.

                                   ARTICLE II
                      REPRESENTATIONS AND WARRANTIES OF CMI


         CMI represents and warrants to Girls On as follows:

         SECTION 2.01 Organization and Qualification. CMI is a corporation duly organized, validly existing and in good standing under the laws of State of Delaware and is duly licensed or qualified to transact business as a foreign corporation in the State of New York and is in good standing in the State of New York.

         SECTION 2.02 Corporate Power and Authority. CMI has the corporate power and authority to own and hold its properties and to carry on its business. CMI has the corporate power and authority to execute, deliver and perform this Agreement and the other documents and instruments contemplated hereby. The execution, delivery and performance of this Agreement and the documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by CMI. This Agreement and each of the other agreements, documents and instruments to be executed and delivered by CMI have been duly executed and delivered by, and constitute the legal, valid and binding obligation of, CMI enforceable against CMI in accordance with their terms.

         SECTION 2.03 Validity, Etc. Neither the execution and delivery of this Agreement and the other documents and instruments contemplated hereby, the consummation of the transactions contemplated hereby or thereby nor the performance of this Agreement and such other agreements in compliance with the terms and conditions hereof and thereof will (i) violate, conflict with or result in any breach of any trust agreement, certificate of incorporation, bylaw, judgment, decree, order, statute or regulation applicable to CMI, (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority or (iii) violate, conflict with or result in a breach, default or termination of, or give rise to any right of termination, cancellation or acceleration of the maturity of any payment date of, any of the obligations of CMI.


                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF GIRLS ON

         Girls On represents and warrants to CMI as follows:

         SECTION 3.01 Organization. Girls On is duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to transact business as a foreign corporation in each jurisdiction in which the failure to so qualify would have a material adverse impact on the Girls On's ability to purchase the Assets and Girls On's ability to assume the Liabilities herein.

         SECTION 3.02 Girls On Power and Authority. Girls On has the corporate power and authority to execute, deliver and perform this Agreement and the other documents and instruments contemplated hereby. The execution, delivery and performance of this Agreement and the documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by Girls On. This Agreement and each of the other agreements, documents and instruments to be executed and delivered by Girls On have been duly executed and delivered by, and constitute the valid and binding obligation of Girls On enforceable against Girls On in accordance with their terms.

         SECTION 3.03 Validity, Etc. Neither the execution and delivery of this Agreement nor the other documents and instruments contemplated hereby, the consummation of the transactions contemplated hereby or thereby, nor the performance of this Agreement and such other agreements in compliance with the terms and conditions hereof and thereof will (i) conflict with or result in any breach of any trust agreement, certificate of organization, bylaw, judgment, decree, order, statute or regulation applicable to Girls On (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, (iii) result in a breach of or default (or give rise to any right of termination, cancellation or acceleration) under any law, rule or regulation or any judgment, decree, order, governmental permit, license or order or any of the terms, conditions or provisions of any mortgage, indenture, note, license, agreement or other instrument to which Girls On is a party or (v) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Girls On.

         SECTION 3.04 No Violation of Laws or Contracts. Neither the execution and performance of this Agreement, the Note or the other agreements executed by Girls On in accordance with the terms hereof, nor the consummation of the transactions contemplated hereby and thereby, will violate any provisions of law, any order of any court or other agency or government, or any ordinance, indenture or agreement to which Girls On is a party.

                                   ARTICLE IV
                             FORWARD COMMUNICATIONS

         SECTION 4.01. Forward Communications. Any written communication received at any time by CMI with respect to any of the Assets or Liabilities shall be transmitted by CMI to Girls On within two (2) business days of receipt.

         IN WITNESS WHEREOF, Concrete Media, Inc. and Girls On, Inc. have each executed this Asset Purchase and Assumption of Liabilities Agreement as of the day and year first above written.

                                          CONCRETE MEDIA, INC.


                                          By:  /s/ Daniel A. Pelson
                                              ---------------------------------
                                              Name: D. A. Pelson
                                              Title:  CEO


                                          GIRLS ON, INC.


                                          By:  /s/ Aaron Cohen
                                             ----------------------------------
                                             Name:  Aaron Cohen
                                             Title:  President

                                    EXHIBITS

1.01     List of Assets
1.02     List of Liabilities
1.03     Bill of Sale

                                  EXHIBIT 1.01

                                 LIST OF ASSETS

A.      TANGIBLE ASSETS                                                        Lease/Owned
                                                                               -----------
         i).      1 Web Server - Gateway *                                      Leased
         ii)      1 Data base Server - Gateway *                                Leased
         iii)     1 Recommendation Server - Gateway *                           Leased

         iv)      6 Computer workstations (i.e. hard drive, monitor, modem)     Various

              * Located in rack at Exodus - $850.00 Monthly charge

B.       INTANGIBLE ASSETS

           i)     "Girls on" Name

           ii)    Unregistered Trademarks and Domain addresses:
                           Girlson.com
                           Girlsonfilm.com
                           GirlsonTV.com
                           GirlsonBooks.com

C.       TRANSFERRED CONTRACTS

         a. Content Agreement between One Zero Media, Inc. and Concrete Media, Inc. dated as of July 28, 1998.

         b. One half of the Concrete Media Hot Mail Web Courier contract by and between Hot Mail Corporation and Concrete Media, Inc. dated as of March 3, 1998.

         c. Software License Agreement by and between Firefly Network, Inc. and Concrete Media, Inc. dated December 18, 1997.

         d. Memorandum of Understanding between MovieLink, Inc. and Concrete Media, Inc. dated September 30, 1998.

         e. Matrix Movie data License and Service Agreement by and between Matrix Software, Inc. and Concrete Media, Inc. dated February 24, 1998.

         f. Agreement between HarperCollins Publishers Inc. and Concrete Media Inc. dated June 5, 1998.

D. OUTSTANDING ADVERTISING ORDERS TO PLACE ADS ON GIRLS ON SITE IN THE AMOUNT OF $6,000.

E.       EMPLOYEES TO BE TRANSFERRED

                  Mary Ferguson
                  Andrea Pyros

                                  EXHIBIT 1.02

                               LIST OF LIABILITIES


Hotmail - June 1998 to January 1999                $ 87,652.08

Alta Vista - through January, 1999
         per contract                               125,000.00

Firefly - Balance of contract                        30,000.00
                                                  ------------
         Total                                     $242,652.08

                                  EXHIBIT 1.03

                                  BILL OF SALE


         This Bill of Sale dated January 29, 1999 is executed and delivered by Concrete Media, Inc., a Delaware corporation (the "Seller"), in connection with the Asset Purchase and Assumption of Liabilities Agreement (the "Asset Purchase Agreement") dated January 29, 1999, by and between the Seller and Girls On, Inc. (the "Buyer").

         WHEREAS, pursuant to the Asset Purchase Agreement, the Seller has agreed to sell, transfer, convey, assign and deliver to the Buyer the assets listed on the attached Exhibit A.

         NOW, THEREFORE, in consideration of the execution and delivery of the Asset Purchase Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged subject to the terms of the Asset Purchase Agreement, the Seller hereby agrees as follows:

         1. The Seller hereby sells, transfers, conveys, assigns and delivers to the Buyer and its successors and assigns, all right, title and interest in and to all of the assets, properties and rights of the Seller as listed on the attached Exhibit A.

         2. The Seller hereby agrees to execute and deliver after January 29, 1999 such other instruments or documents and to take such additional actions as may be reasonably requested by the other in order to effect or complete the transfer contemplated hereby.

         3. This Bill of Sale is intended to evidence the consummation of the sale and transfer by the Seller to the Buyer of the Assets as listed on the attached Exhibit A, all as contemplated by the Asset Purchase Agreement. The Seller, by its execution of this Bill of Sale, and the Buyer, by its acceptance of this Bill of Sale, each hereby acknowledge and agree that the remedies of any party under the Asset Purchase Agreement shall not be deemed to be enlarged, modified or altered in any way by this Bill of Sale. Any inconsistencies or ambiguities between this Bill of Sale and the Asset Purchase Agreement shall be resolved in favor of the Asset Purchase Agreement.

         4. This Bill of Sale shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of law principles thereof.


                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Seller and the Buyer have caused this instrument to be duly executed under seal as of and on the date first above written.

                                               CONCRETE MEDIA, INC., as Seller


                                               By:
                                                   -----------------------------
                                                   Name:
                                                   Title:



AGREED AND ACCEPTED:

GIRLS ON, INC.
 as Buyer



By:
   ------------------------------------
   Name:
   Title:

                                    EXHIBIT A
                                 LIST OF ASSETS



A.       TANGIBLE ASSETS                                                        Lease/Owned
                                                                                -----------
         i).      1 Web Server - Gateway *                                      Leased
         ii)      1 Data base Server - Gateway *                                Leased
         iii)     1 Recommendation Server - Gateway *                           Leased

         iv)      6 Computer workstations (i.e. hard drive, monitor, modem)     Various

              * Located in rack at Exodus - $850.00 Monthly charge

B.       INTANGIBLE ASSETS

         i)     "Girls on" Name

         ii)    Unregistered Trademarks and Domain addresses:
                           Girlson.com
                           Girlsonfilm.com
                           GirlsonTV.com
                           GirlsonBooks.com

C.       TRANSFERRED CONTRACTS

         a. Content Agreement between One Zero Media, Inc. and Concrete Media, Inc. dated as of July 28, 1998.

         b. One half of the Concrete Media Hot Mail Web Courier contract by and between Hot Mail Corporation and Concrete Media, Inc. dated as of March 3, 1998. One half of the

         c. Software License Agreement by and between Firefly Network, Inc. and Concrete Media, Inc. dated December 18, 1997.

         d. Memorandum of Understanding between MovieLink, Inc. and Concrete Media, Inc. dated September 30, 1998.

         e. Matrix Movie data License and Service Agreement by and between Matrix Software, Inc. and Concrete Media, Inc. dated February 24, 1998.

         f. Agreement between HarperCollins Publishers Inc. and Concrete Media Inc. dated June 5, 1998

D. OUTSTANDING ADVERTISING ORDERS TO PLACE ADS ON GIRLS ON SITE IN THE AMOUNT OF $6,0000.

E.       EMPLOYEES TO BE TRANSFERRED

                  Mary Ferguson
                  Andrea Pyros